Exhibit 99.1

FOR IMMEDIATE RELEASE

XCEL BRANDS ANNOUNCES FIRST QUARTER 2017 FINANCIAL RESULTS

Company Reports First Quarter Net Revenues of $8.4 Million

First Quarter GAAP Pre-Tax Income of $0.1 Million; GAAP Net Loss of $0.4 Million

First Quarter Non-GAAP Net Income of $1.1 Million; Adjusted EBITDA of $1.9 Million

Company Announces Successful Launch of H Halston brand at Dillard’s

NEW YORK, NY (May 9, 2017) – Xcel Brands, Inc. (NASDAQ: XELB) (“Xcel” or the “Company”), a media and brand management company, today announced its financial results for the first quarter ended March 31, 2017.

“We are pleased by the strong performance of our interactive television business during the first quarter of 2017,” said Robert W. D'Loren, Xcel's Chairman and Chief Executive Officer. He further stated, “We continue to refine our short lead production platform in our department store business and are excited to announce the successful launch of our H Halston brand at Dillard’s.”

First Quarter 2017 Financial Results

Total net revenues for the first quarter of fiscal 2017 were $8.4 million, up approximately 1% compared with the prior year quarter. This was attributable to higher revenues from interactive television and Quick-Time-Response department store initiatives, largely offset by the expiration of the LCNY agreement in July 2016.

GAAP net loss was $(0.4) million for the quarter ended March 31, 2017, or $(0.02) per share, compared with a net loss of less than ($0.1) million, or ($0.00) per share, in the prior year quarter. After adjusting for certain cash and non-cash items, non-GAAP net income for the quarter ended March 31, 2017 was $1.1 million, or $0.06 per diluted share, compared with $1.2 million, or $0.07 per diluted share in the prior year quarter.

Adjusted EBITDA for the quarter ended March 31, 2017 decreased approximately $0.1 million to $1.9 million, compared with $2.0 million for the quarter ended March 31, 2016.

See reconciliation tables below for non-GAAP metrics. These non-GAAP metrics may be inconsistent with similar measures presented by other companies and should only be used in conjunction with our results reported according to U.S. generally accepted accounting principles ("GAAP"). Any financial measure other than those prepared in accordance with GAAP should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

The Company's balance sheet at March 31, 2017 remains strong, with stockholders' equity of $106.1 million, cash and cash equivalents of $10.2 million, and working capital of approximately $10.5 million.

1333 Broadway, 10th floor • new york, new york • 10018 Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Conference Call and Webcast

The Company will host a conference call with members of the executive management team to discuss these results with additional comments and details at 5:00 p.m. Eastern Time on Tuesday, May 9, 2017. A webcast of the conference call will be available live on the Investor Relations section of Xcel's website at www.xcelbrands.com. Interested parties unable to access the conference call via the webcast may dial 800-231-9012. A replay of the conference call will be available on the Company website for 30 days following the event and can be accessed at 844-512-2921 using replay pin number 4482351.

About Xcel Brands

Xcel Brands, Inc. (NASDAQ:XELB) is a media and brand management company engaged in the design, production, licensing, marketing, and direct-to-consumer sales of branded apparel, footwear, accessories, jewelry, home goods, and other consumer products, and the acquisition of dynamic consumer lifestyle brands. Xcel was founded by Robert W. D’Loren in 2011 with a vision to reimagine shopping, entertainment, and social as one. Xcel owns and manages the Isaac Mizrahi, Judith Ripka, H Halston, C. Wonder, and Highline Collective brands, pioneering a ubiquitous sales strategy which includes the promotion and sale of products under its brands through interactive television, internet, brick and mortar retail, and e-commerce channels. Headquartered in New York City, Xcel Brands is led by an executive team with significant production, merchandising, design, marketing, retailing, and licensing experience, and a proven track record of success in elevating branded consumer products companies. With a team of over 100 professionals focused on design, production, and digital marketing, Xcel maintains control of product quality and promotion across all of its product categories and distribution channels. Xcel differentiates by design. www.xcelbrands.com

1333 Broadway, 10th floor • new york, new york • 10018 Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Forward Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical fact contained in this press release, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "ongoing," "could," "estimates," "expects," "intends," "may," "appears," "suggests," "future," "likely," "goal," "plans," "potential," "projects," "predicts," "seeks," "should," "would," "guidance," "confident" or "will" or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding our anticipated revenue, expenses, profitability, strategic plans and capital needs. These statements are based on information available to us on the date hereof and our current expectations, estimates and projections and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors, including, without limitation, the risks discussed in the "Risk Factors" section and elsewhere in the Company's Annual Report on form 10-K for the year ended December 31, 2016 and its other filings with the SEC, which may cause our or our industry's actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

For further information please contact:

Jeff Sonnek/John Mills

ICR

646-277-1263

Jeff.Sonnek@icrinc.com / John.Mills@icrinc.com

1333 Broadway, 10th floor • new york, new york • 10018 Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	March 31, 2017	December 31, 2016

Assets
Current Assets:
Cash and cash equivalents	$10,201	$14,127
Accounts receivable, net	8,706	6,969
Prepaid expenses and other current assets	887	807
Total current assets	19,794	21,903
Property and equipment, net	2,624	2,600
Trademarks and other intangibles, net	110,955	111,220
Goodwill	12,371	12,371
Restricted cash	1,509	1,509
Other assets	1,514	1,517
Total non-current assets	128,973	129,217
Total Assets	$148,767	$151,120

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$2,228	$1,523
Accrued payroll	833	2,185
Deferred revenue	75	234
Current portion of long-term debt	6,193	6,427
Total current liabilities	9,329	10,369
Long-Term Liabilities:
Long-term debt, less current portion	23,817	25,495
Deferred tax liabilities, net	7,357	6,901
Other long-term liabilities	2,202	2,181
Total long-term liabilities	33,376	34,577
Total Liabilities	42,705	44,946

Commitments and Contingencies

Stockholders' Equity:
Preferred stock, $.001 par value, 1,000,000 shares authorized, none issued and outstanding	-	-
Common stock, $.001 par value, 35,000,000 shares authorized at March 31, 2017 and
December 31, 2016, and 18,447,692 and 18,644,982 issued and outstanding at
March 31, 2017 and December 31, 2016, respectively	18	19
Paid-in capital	97,642	97,354
Retained earnings	8,402	8,801
Total Stockholders' Equity	106,062	106,174

Total Liabilities and Stockholders' Equity	$148,767	$151,120

1333 Broadway, 10th floor • new york, new york • 10018 Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

	For the Three Months Ended March 31,
	2017	2016

Net revenues	$8,430	$8,361

Operating costs and expenses
Salaries, benefits and employment taxes	4,367	4,210
Other design and marketing costs	871	829
Other selling, general and administrative expenses	1,280	1,345
Stock-based compensation	1,083	1,212
Depreciation and amortization	394	426
Total operating costs and expenses	7,995	8,022

Operating income	435	339

Interest and finance expense
Interest expense - term debt	328	311
Other interest and finance charges	50	124
Total interest and finance expense	378	435

Income (loss) before income taxes	57	(96)

Income tax provision (benefit)	456	(51)

Net loss	$(399)	$(45)

Basic and diluted net loss per share	$(0.02)	$(0.00)

Basic and diluted weighted average common shares outstanding	18,674,943	18,458,748

1333 Broadway, 10th floor • new york, new york • 10018 Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	For the Three Months Ended March 31,
	2017	2016

Cash flows from operating activities
Net loss	$(399)	$(45)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization expense	394	426
Amortization of deferred finance costs	50	46
Stock-based compensation	1,083	1,212
Amortization of note discount	9	80
Deferred income tax provision (benefit)	456	(51)
Changes in operating assets and liabilities:
Accounts receivable	(1,737)	(1,534)
Prepaid expenses and other assets	(83)	(66)
Accounts payable, accrued expenses and other current liabilities	(647)	(1,110)
Deferred revenue	(159)	(557)
Other liabilities	21	297
Net cash used in operating activities	(1,012)	(1,302)

Cash flows from investing activities
Cost to acquire intangible assets	(18)	-
Purchase of property and equipment	(135)	(246)
Net cash used in investing activities	(153)	(246)

Cash flows from financing activities
Proceeds from exercise of stock options and warrants	-	20
Shares repurchased including vested restricted stock in exchange for
withholding taxes	(795)	(302)
Payment of deferred finance costs	(7)	(69)
Payment of long-term debt	(1,959)	(2,125)
Payment of earn-out obligations	-	(250)
Net cash used in financing activities	(2,761)	(2,726)

Net decrease in cash, cash equivalents, and restricted cash	(3,926)	(4,274)

Cash, cash equivalents, and restricted cash at beginning of period	15,636	17,969

Cash, cash equivalents, and restricted cash at end of period	$11,710	$13,695

Reconciliation to amounts on consolidated balance sheets:
Cash and cash equivalents	$10,201	$12,586
Restricted cash	1,509	1,109
Total cash, cash equivalents, and restricted cash	$11,710	$13,695

Supplemental disclosure of cash flow information:
Cash paid during the period for income taxes	$110	$112
Cash paid during the period for interest	$370	$270

1333 Broadway, 10th floor • new york, new york • 10018 Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Xcel Brands, Inc. and Subsidiaries

Reconciliation of Non-GAAP measures

(Unaudited)

Non-GAAP net income:

	Quarter Ended March 31,
(amounts in thousands)	2017	2016

Net (loss)	$(399)	$(45)
Non-cash interest and finance expense	9	78
Stock-based compensation	1,083	1,212
Discrete tax items	420	-
Non-GAAP net income	$1,113	$1,245

Non-GAAP diluted EPS:

	Quarter Ended March 31,
	2017	2016

Diluted (loss) per share	$(0.02)	$(0.00)
Non-cash interest and finance expense	0.00	0.01
Stock-based compensation	0.06	0.06
Discrete tax items	0.02	-
Non-GAAP diluted EPS	$0.06	$0.07

Weighted average shares - Non-GAAP diluted:

	Quarter Ended March 31,
	2017	2016

Basic weighted average shares	18,674,943	18,458,748
Effect of exercising warrants	364,430	650,433
Effect of exercising stock options	2,646	32,787
Weighted average shares - Non-GAAP diluted	19,042,018	19,141,968

Adjusted EBITDA:

	Quarter Ended March 31,
(amounts in thousands)	2017	2016

Net (loss)	$(399)	$(45)
Depreciation and amortization	394	426
Interest and finance expense	378	435
Income tax provision (benefit)	456	(51)
State and local franchise taxes	29	25
Stock-based compensation	1,083	1,212
Adjusted EBITDA	$1,941	$2,002

1333 Broadway, 10th floor • new york, new york • 10018 Phone: 347-727-2474 • INFO@XCELBRANDS.COM

Non-GAAP net income and non-GAAP diluted EPS are non-GAAP unaudited terms. We define non-GAAP net income as net income, exclusive of stock-based compensation, non-cash interest expense from discounted debt related to acquired assets, gain on the reduction of contingent obligations, loss on extinguishment of debt, non-recurring facility exit charges, certain discrete tax items related to vesting or exercise of stock-based awards, and net income or loss from discontinued operations. Non-GAAP net income and non-GAAP diluted EPS measures do not include the tax effect of the aforementioned adjusting items, due to the nature of these items and the Company’s tax strategy.

Adjusted EBITDA is a non-GAAP unaudited measure, which we define as net income before stock-based compensation, interest and other financing costs, loss on extinguishment of debt, gain on the reduction of contingent obligations, income taxes, other state and local franchise taxes, depreciation and amortization, non-recurring facility exit charges, and net income or loss from discontinued operations.

Management uses non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA as measures of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to our results of operations. Management believes non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA are also useful because they provide supplemental information to assist investors in evaluating our financial results. Non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA should not be considered in isolation or as alternatives to net income, earnings per share, or any other measure of financial performance calculated and presented in accordance with GAAP. Given that non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA are financial measures not deemed to be in accordance with GAAP and are susceptible to varying calculations, our non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA in a different manner than we calculate these measures. In evaluating non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments in this document. Our presentation of non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA does not imply that our future results will be unaffected by these expenses or any unusual or non-recurring items. When evaluating our performance, you should consider non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA alongside other financial performance measures, including our net income and other GAAP results, and not rely on any single financial measure.

1333 Broadway, 10th floor • new york, new york • 10018 Phone: 347-727-2474 • INFO@XCELBRANDS.COM